1 March 3, 2023 SANTANDER HOLDINGS USA, INC. Fourth Quarter and Full Year 2022 Fixed Income Investor Presentation

2 Important Information This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation, actions and/or policies of the Board of Governors of the Federal Reserve System (“Federal Reserve”), the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau, and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply as well as in the impact of changes in and interpretations of GAAP, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practice, and reputational harm; (2) SHUSA’s ability to manage credit risk may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral, and changes in the credit quality of SHUSA’s customers and counterparties; (3) adverse economic conditions in the United States and worldwide, including the extent of recessionary conditions in the U.S. and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and credit loss expense; (4) inflation, interest rate, market and monetary fluctuations, including effects from the discontinuation of the London Interbank Offered Rate (“LIBOR”) as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources, revenue and expenses, the value of assets and obligations, and the ability to originate and distribute financial products in the primary and secondary markets; (5) the pursuit of protectionist trade or other related policies, including tariffs and sanctions by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (6) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (7) risks SHUSA faces implementing its growth strategy, including SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people, successfully complete and integrate mergers and acquisitions and raise capital necessary to achieve its business goals and comply with regulatory requirements; (8) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to continue to pay dividends to it; (9) reduction in SHUSA’s access to funding or increases in the cost of its funding, such as in connection with changes in credit ratings assigned to SHUSA or its subsidiaries, or a significant reduction in customer deposits; (10) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (11) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (12) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share and impact our net income adversely; (13) Santander Consumer USA Inc.’s (“SC’s”) agreement with FCA US LLC (“Stellantis”) may not result in currently anticipated levels of growth; (14) changes in customer spending, investment or savings behavior; (15) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (16) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models and software SHUSA uses in its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice by internal or external parties, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (17) changing federal, state, and local tax laws and regulations, which may include tax rates changes that could materially adversely affect our business, including changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (18) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; (19) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; (20) SHUSA’s ability to implement its environmental, social and governance strategy and appropriately address social, environmental and sustainability matters that may arise from it activities; (21) the adverse impact of COVID-19 on our business, financial condition, liquidity, reputation and results of operations; (22) natural or man-made disasters, including pandemics and other significant public health emergencies, outbreaks or escalations of hostilities or effects of climate change, and SHUSA’s ability to deal with disruptions caused by such disasters and emergencies; (23) acts of terrorism or domestic or foreign military conflicts. In this regard, during the first quarter SHUSA assessed its exposure to clients in Russia and Belarus and does not believe it has any significant risk with respect to these clients; and (24) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s Annual Report on Form 10-K for 2022. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

3 1 At a Glance 2 Results 3 Capital & Liquidity 4 Appendix Index 5 Santander Investor Day

4 SHUSA Q4 2022 Highlights SUMMARY FINANCIAL METRICS CAPITAL 15% $1.56B 13.2% ATTRIBUTABLE PROFIT TO SANTANDER NET INTEREST INCOME (“NII”) COMMON EQUITY TIER 1 (“CET1”) Down from high levels of 21% FY 2021 Up 3.8% YoY $1.75B dividends paid to Santander in Q4 TOP 10 4.4% $79 billion TOTAL LOAN ORIGINATOR NET INTEREST MARGIN (“NIM”) DEPOSITS #1 Originator of non-prime auto¹ Decreased from 4.5% QoQ and 4.6% YoY Down 4% YoY TOP 10 8.33% 7.1% COMMERCIAL REAL ESTATE LENDER² 30-89 DAYS DELINQUENT ALLOWANCE RATIO With focus on multifamily housing Compared to 9.75% in 4Q18 for consumer class of financing receivables Slight increase QoQ 1 2 From JD Power Data as of Q3 2022 from S&P Capital IQ Pro

SHUSA

SHUSA is the intermediate holding company ("IHC") for Santander US entities, is SEC-registered and issues under the ticker symbol "SANUSA"

SHUSA Highlights[1]

- 8 major locations
- $168B in assets
- ~13,700 employees
- ~4.5M customers


SBNA
SANCAP
SC
BSI
SC operates in all 50 states
Company locations

Santander

SHUSA[2]

SBNA – Retail Bank

~$99B Assets

Products include:
- Commercial and industrial ("C&I")
- Commercial Real Estate ("CRE")
- Multi-family
- Auto and dealer floorplan financing

SC – Auto Finance

~$41B Assets

- Leading auto loan & lease originator & servicer
- #1 retail auto ABS issuer 2021 in US

BSI – Private Banking

~$8B Assets

- Private wealth management for high net worth ("HNW") and ultra-high net worth clients

SANCAP[3]– Broker Dealer

~$20B Assets

Institutional fixed income broker-dealer:
- US fixed-income capital markets market making
- Self-clearing of fixed-income securities globally
- Expands the structuring and advisory capabilities for asset originators

Santander

1 Data as of December 31, 2022
2 Includes SSLLC, which offers personal investment & financial planning services to clients
3 Amherst Pierpont Securities ("APS") and Santander Investment Securities ("SIS") merged to form the new SanCap on February 6, 2023

5

6 1 At a Glance 2 Results 3 Capital & Liquidity Index 4 Appendix 5 Santander Investor Day

7 Strategic focus Strategic focus CIB Consumer Commercial CIB Wealth Management Market-leading full spectrum auto lender and consumer finance franchise, funded by attractive consumer deposits Top 10 CRE and multifamily lender Global hub for capital markets and investment banking Leading brand in LatAm higher net worth, leveraging connectivity with Santander Assets ($BN) Income before tax ($BN) $0.2 $1.7 ($0.1) 1 Client assets and liabilities represents customer deposits and securities and loans and letters of credit. SHUSA Overview FY 2022 $0.3 $481 $76 $30 $27

8 Quarterly Profitability & NII NET INTEREST INCOME (NII) ($M) PRE-TAX INCOME ($M) NET INCOME ATTRIBUTABLE TO SHUSA1,2 ($M) PPNR ($M) 1 Net income includes noncontrolling interest (“NCI”). 2 See Appendix for the consolidating income statement. SHUSA reported net income of $122.5 million in Q4 compared to $227.8 million in Q3  Lower NII due to higher short-term interest rates  Reduction in total fees and other income driven by a decrease in operating lease income and deposit fees  Continued build of the Allowance of Credit Losses (“ACL”) in response to market deterioration, increased charge-offs in the RIC portfolio, and new originations in the personal unsecured portfolios $1,505 $1,480 $1,533 $1,599 $1,562 4Q21 1Q22 2Q22 3Q22 4Q22 $903 $778 $546 $304 $121 4Q21 1Q22 2Q22 3Q22 4Q22 $917 $995 $950 $940 $882 4Q21 1Q22 2Q22 3Q22 4Q22 $570 $616 $439 $228 $123 4Q21 1Q22 2Q22 3Q22 4Q22

9 Money market, 17% Secured structured  financings, 15% Other Liabilities³, 15% NIB Demand, 11% Equity, 11% IB Demand, 8% CDs⁵, 8% Other Borrowings⁴, 8% Savings,  3% Trading  Liabilities,  2% Revolving  Credit  Facilities,  2% Q4 Balance Sheet Overview 1 Includes restricted cash and federal funds sold and securities purchased under resale agreements or similar arrangements 2 Operating leases 3 Includes federal funds purchased and securities loaned or sold under repurchase agreements 4 Includes Federal Home Loan Bank (“FHLB”) borrowings 5 Certificates of deposit $150B Liabilities $18B Equity $168B Assets Auto Loans, 26% C&I, 14% Investments, 14% Other Assets¹, 12% CRE, 11% Auto  Leases ²,  8% Cash, 6% Residential, 5% Goodwill and Other  Intangibles, 2% Other Consumer  Loans, 2%

10 Balance Sheet Trends - Liabilities LIABILITIES & EQUITY ($B) DEPOSITS ($B) 1 Other liabilities includes securities sold under repurchase agreements COST OF DEPOSITS (%)  Liabilities & equity of $168B up 1% QoQ and 6% YoY  Deposits of $79B were up 4% QoQ and down 4% YoY  Decline in money market, NIB, and IB deposits was offset by growth in CD balances  The yield on CDs has increased to 2.21% for FY 2022 compared to 0.78% for FY 2021 and rates on total IB deposits were up 0.38% YoY 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2018 2019 2020 2021 2022 IB Demand Deposits Savings Money market CDs Total IB Deposits 59 57 54 56 61 41 40 43 45 44 12 13 27 27 2723 22 20 20 182 22 21 19 18 $159 $154 $165 $167 $168 4Q21 1Q22 2Q22 3Q22 4Q22 IB Deposits Borrowed Funds Other Liabilities¹ NIB Deposits Equity 34 35 32 31 30 23 22 20 20 18 16 13 14 14 13 3 3 2 6 13 6 6 6 5 5 $82 $79 $74 $76 $79 4Q21 1Q22 2Q22 3Q22 4Q22 Money Market NIB Deposits IB Deposits CD Savings

11 Balance Sheet Trends LOANS & LEASES ($B) ASSETS ($B) 1 Other assets includes securities purchased under repurchase agreements 43 43 44 45 45 23 22 21 23 23 15 15 16 17 18 15 15 15 15 14 9 9 9 8 82 3 4 4 4 $107 $107 $109 $112 $112 4Q21 1Q22 2Q22 3Q22 4Q22 Auto C&I CRE Leases Res. Mtg Other 92 92 93 97 98 19 19 24 23 2414 14 23 23 2215 15 15 15 1419 14 10 9 10 $159 $154 $165 $167 $168 4Q21 1Q22 2Q22 3Q22 4Q22 Gross Loans Investments Other Assets¹ Leases Short-Term Funds YIELD ON LOANS (%)  Loan and lease outstanding amounts were flat QoQ, but increased 5% YoY driven by Auto and CRE  Short-term funds increased 11% QoQ and decreased 47% YoY  Investments increased 4% QoQ and increased 26% YoY due to APS purchase  Yields on total Consumer, which include retail installment contracts (“RICs”) and Auto, have decreased 74 bps from prior year due to higher mix of better credit quality originations in Auto 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 17.50% 20.00% 2018 2019 2020 2021 2022 Total commercial Residential mortgages HELOAN & LOC Total consumer loans secured by real estate RICs & Auto Other Consumer Total consumer Total loans

12 NIM & Interest Rate Risk Sensitivity NIM declined slightly driven by increase in deposit betas and higher spreads on wholesale funding SHUSA NIM Down 100bps Up 100bps INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements) 4.6% 4.5% 4.3% 4.5% 4.4% 4Q21 1Q22 2Q22 3Q22 4Q22 -2.6% -3.5% -2.6% -2.3% -2.4% 4.3% 3.6% 2.2% 2.1% 2.3% 4Q21 1Q22 2Q22 3Q22 4Q22

13 Auto Originations 1 Approximate FICO® scores 2 Includes nominal capital lease originations 3 Includes SBNA loan originations of $1.8 billion and lease originations of $1.1 billion for Q3 2022 4 SBNA originations remain off SC’s balance sheet in the service for others portfolio  Q4 auto originations of $6.2 billion were down 18% YoY  FY 2022 auto originations of $30.1 billion were down 13% compared to FY 2021  SBNA originations were up 21% FY 2022 compared to FY 2021 Three Months Ended Originations Twelve Months Ended ($ in Millions) Q4 2022 Q3 2022 Q4 2021 FY 2022 FY 2021 QoQ YoY FYoFY Total Core Retail Auto $3,063 $3,489 $3,234 $13,441 $12,989 (12%) (5%) 3% Chrysler Capital Loans (<640)1 $966 $1,296 $1,162 $4,795 $5,238 (25%) (17%) (8%) Chrysler Capital Loans (≥640)1 $1,052 $2,058 $1,728 $5,929 $8,778 (49%) (39%) (32%) Total Chrysler Capital Retail $2,018 $3,354 $2,890 $10,725 $14,016 (40%) (30%) (23%) Total Leases2 $1,159 $1,336 $1,514 $5,939 $7,570 (13%) (23%) (22%) Total Auto Originations3 $6,240 $8,179 $7,638 $30,104 $34,575 (24%) (18%) (13%) SBNA Originations4 $2,490 $2,925 $2,055 $10,120 $8,362 (15%) 21% 21% % Variance

14 Auto Delinquency and Portfolio 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q1'19 Q1'20 Q1'21 Q1'22 Q1'23 (e) Total SBNA SC SC and SBNA 60+ Delinquency Rates US RICs and Auto Loan Distribution by FICO Segment1 Note: NCOs are in IFRS. (1) Consumer RICs and auto loans, excludes commercial fleet. Excludes LHFS. Estimated to be below pre-pandemic “normal levels”  The percentage of > 640 FICO loans in the loan portfolio has increased since 2016 from 14% to 41%  The higher mix of the prime loans implies a better credit profile and decreases the total delinquency rates  Deposit funding increased to 30% for 2022 from 17% in 2019 as a result of One-Auto Strategy

15 Consumer and Commercial Loan Delinquency 1 Based on a percentage of financing receivables for their respective loan business 2 Other Consumer primarily includes recreational vehicle ("RV") and marine loan 3 Other Commercial includes commercial equipment vehicle financing leveraged leases and loans The increase in consumer loans delinquencies is primarily due to normal seasonality experienced in the RIC and auto loan portfolio as well as pressures from the economic factors. 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Consumer: 30‐89 Days Past Due1 Residential Mortgage Home Equity RIC & Auto Loans Personal Unsecured Other Consumer ² 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Consumer: 90+ Days Past Due1 Residential Mortgage Home Equity RIC² & Auto Loans Personal Unsecured Other Consumer ³ 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Commercial: 30‐89 Days Past Due1 CRE C&I Multifamily Other Commercial ³ 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Commercial: 90+ Days Past Due1 CRE C&I Multifamily Other Commercial ⁴

16 Charge-offs and Recoveries by Portfolio Segment 1 Charge-offs and NCOs are based on a percentage of their respective loan business 2 Recoveries are based on a percentage of gross charge-offs 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Co m m er ci al Co ns um er Charge Offs1 Consumer Commercial 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% Recoveries2 Consumer Commercial 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Co m m er ci al Co ns um er NCOs1 Consumer Commercial  Consumer net charge-offs increased from 4Q21 to 4Q22 as prior year activity partially reflected the effects of stimulus payments received by customers while current year activity reflects the normalization in credit performance  Commercial net charge-offs increased from 4Q21 to 4Q22, primarily due to deterioration of the C&I portfolio.

17 Allowance For Credit Losses (“ACL”) Under the Federal Reserve’s April 2022 stress test (severely adverse scenario):  Q4 2022 ending ACL represents ~72% of stress test losses  SHUSA’s stressed capital ratio2 of 18.7% ranked in the top quartile among participating banks  PPNR3 of $7.3B (4.6% of average assets) ranked in the top quartile among participating banks 1 Includes ACL for unfunded commitments 2 Projected minimum CET1 ratio (minimum and ending) under the severely adverse scenario over the nine-quarter projection horizon, 2022:Q1–2024:Q1 3 Projected PPNR under the severely adverse scenario through the nine-quarter projection horizon, 2022:Q1–2024:Q1 Allowance ratio stable QoQ Allowance Ratios December 31, 2022 September 30, 2022 December 31, 2021 (Dollars in Millions) (Unaudited) (Unaudited) (Audited) Total loans held for investment (“LHFI”) $97,338 $96,826 $92,076 Total ACL1 $6,866 $6,757 $6,566 Total Allowance Ratio 7.1% 7.0% 7.1%

18 1 At a Glance 2 Results 3 Capital & Liquidity Index 4 Appendix 5 Santander Investor Day

19 Borrowed Funds Profile  Third-party secured funding and amortizing notes in Q4 increased due to favorable pricing and execution  SBNA has $11.1B of advances available through FHLB with $4.0B outstanding  Credit-linked note issuance increased YoY for continued capital relief  For Tier 1 Capital, SHUSA issued $500 million of Preferred stock to Santander 4Q22 3Q22 4Q21 QoQ (%) YoY (%) Senior Unsecured Debt 9.5 9.7 9.7 (2.7) (2.1) FHLB 4.0 5.0 0.3 (20.0) 1500.0 Credit Linked Notes 1.3 1.0 0.3 30.0 342.6 Third-Party Secured Funding 4.0 2.6 0.0 54.2 0.0 Amortizing Notes 4.6 3.8 3.4 22.0 37.6 Securitizations 20.2 22.7 23.5 (10.8) (14.0) Intragroup 0.0 0.0 4.0 0.0 (100.0) Total SHUSA Funding 43.6 44.8 41.1 9.0 6.0 Preferred Stock Issuance to Santander 0.5 0.0 0.0 0.0 0.0

20 Debt & TLAC 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets 2 Senior debt issuance. Data as of December 31, 2022 * 3-Month LIBOR As of Q4 2022, SHUSA met the Federal Reserve’s TLAC and LTD requirements1 with 20.8% TLAC, 6.4% eligible LTD and a CET1 ratio of 13.2%  In December, SHUSA executed two private issuances with Santander  $500 million of fixed-rate non-cumulative perpetual preferred stock, Series E which counts towards Tier 1 capital  $500 million of subordinated debt which counts towards Tier 2 capital $0.5 4.26% $1.1 4.50% $0.4 SOFR+135bps $1.1 4.40% $1.0 3.50% $1.0 3.45% $0.5 5.81% $1.0 2.49% $0.8 2.88% $0.95 3.24% $0.5 2.88% $0.5 7.18% $0.5 8.41% $1.8 $2.6 $1.9 $1.1 $1.0 $0.5 $0.5 $0.5 2024 2025 2026 2027 2028 2031 2032 Perpetual SHUSA Debt Maturity Schedule2 ($ in billions) Private placement Public issuance Internal TLAC

21 Capital Ratios CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO  CET1 decreased 200bps QoQ due to dividend of $1.75B paid to Santander in Q4. SHUSA paid a total of $4.75B in 2022 to Santander  Preferred stock was issued to Santander for Tier 1 capital  Subordinated debt was issued to Santander for Tier 2 capital 18.8% 18.5% 16.9% 15.2% 13.2% 4Q21 1Q22 2Q22 3Q22 4Q22 20.7% 18.8% 17.2% 15.5% 13.9% 4Q21 1Q22 2Q22 3Q22 4Q22 15.0% 13.6% 11.8% 11.1% 10.2% 4Q21 1Q22 2Q22 3Q22 4Q22 22.7% 20.6% 18.9% 17.2% 15.9% 4Q21 1Q22 2Q22 3Q22 4Q22

22 SHUSA Capital Ratios vs. Peer Group  SHUSA ratios remain near the top of their peer group in risk-based ratios Tier 1 Capital Ratio Total Capital Tier 1 Leverage Ratio Common Equity Tier 1 13.21% 10.03% 6% 8% 10% 12% 14% 16% 18% 20% Peer Group Median = 13.90% 11.12% 6% 8% 10% 12% 14% 16% 18% 20% 22% Peer Group Median = 15.94% 13.09% 10% 12% 14% 16% 18% 20% 22% 24% Peer Group Median = 10.20% 9.23% 6% 8% 10% 12% 14% 16% Peer Group Median = Source: S&P Capital IQ Pro

23 Rating Agencies Santander1 A2/Baa1 SHUSA Baa3 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook  (June 14, 2022) SHUSA and SBNA ratings outlook remained “stable” SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook  (June 25, 2021) Stable outlook  (July 22, 2022) 1 Senior preferred debt / senior non-preferred debt 2 SBNA long-term issuer rating

24 1 At a Glance 2 Results 3 Capital & Liquidity 4 Santander Investor Day Index Appendix 5

25 The following slides were discussed at Santander Investor Day in London1 For more information on Investor Day please visit: https://santanderaccionistaseinversores.com/investor/ID/2023/ 1 Following figures in International Financial Reporting Standards (“IFRS”)

US | Focused model committed to profitable growth across core businesses[4]

Targeting segments with proven competitive advantage and strong Group network contribution
Not trying to be a Universal Bank

	Winning Factors	Adj. RoTE[1,2]
Consumer	Market leading full-spectrum Auto lender increasingly funded by bank deposits; 13.5K dealers and $30bn+annual originations Front-to-back solutions to transform into digital-first omnichannel bank with branches	Mid to High teens
Commercial	Top 10 CRE and Multifamily lender serving leading US developers and investors Leverage Group capital markets, trade and cross-border payment solutions	Mid teens
CIB	Global hub for USD-based capital markets and investment banking; c.$800mn in revenue in 2022 Leading with our strengths in energy transition, infrastructure, project finance & trade finance	Low teens
Wealth Management	Leading brand in LatAm high net worth leveraging Group network contribution 6,000 + customers and $40bn CAL[3]	c.100%

US[1]

≥15%

Adjusted Return on Tangible Equity through-the-cycle

1 Adjusted return on tangible equity target, based on Group's deployed capital calculated as contribution of RWAs at 12%
2 Through-the-cycle
3 CAL – customer assets and liabilities
4 Figures in International Financial Reporting Standards ("IFRS")

Santander

26

US | Focus on improving deposit cost to serve and scalability[3]

Simplification

Rationalize businesses and products with limited scale and profitability

	2022	2025
Retail products on sale[1]	c.314	<20

Network contribution

Leverage Group's network to drive top line growth and achieve scale synergies

	2022	2025
CIB US revenue	$779mn	c.20% YoY[3]
Wealth Mgmt. CAL growth	$40bn CAL	+18%

Profitable growth anchored on four key pillars



10% additional growth in consumer deposits equates to 10bp reduction in cost to serve

Transformation

Leverage Group digital capabilities to upgrade depository platform & drive significant operating leverage

	2022	2025
Retail deposit cost to serve[2]	c.205bps	c.-20%
Branch count	c.480	c.-25%

Profitable growth

Support growth across target businesses while maintaining disciplined capital management

	2022	2025
Auto funded with deposits	30%	45-50%
Dividend payout	$4,750mn	>100% payout in 2023

Santander

1 Number of products on sale driven by multiple variations within each category (retail vs commercial deposit and money market accounts, CDs with different tenures, etc.)
2 Non-interest expense assigned to retail deposit servicing (excluding marketing costs) based on $41B of average retail consumer deposits in 2022 and ~3% CAGR through 2025
3 Figures in International Financial Reporting Standards ("IFRS")

27

Balance sheet: US Auto Finance, shifting to Prime and more deposit funding[3]

Auto loan portfolio mix shift

Deposit funding allows us to consistently compete across credit spectrum


Prime
Near-Prime
Non-Prime
34%
16%
50%
2019
41%
17%
42%
2022
40%
20%
40%
2025 target

% auto balance funded with deposits	2019	2022	2025 target
	17%	30%	45-50%

Illustrative US auto loan contribution margin (CM)[1] %


Yield
NCO
CM
16%
6.6%
2.9%
Prior Mix of Credit and Funding
15%
5.8%
2.9%
Current Mix of Credit and Funding
15%
5.8%
3.4%
Target Mix of Credit and Funding

Portfolio credit performance and profitability will benefit from credit mix shift and increased customer deposits, lowering funding costs

Manheim index[2]


124
133
138
142
159
238
198
185
182
177
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Recovery sensitivity

1% decrease in used car prices
represents a 1% to 2% increase
in Net Charge Offs ($)

Santander

1 Using constant rates as of 01/31/2023. Illustrative Pre-Tax through-the-cycle contribution of Auto lending (excluding leases), applying wholesale or deposit funding as appropriate given credit mix shift and booking entity. "NCO" represents normal net charge off rate levels through-the-cycle. Not reflective of segment reporting
2 Data labels represent year-end Manheim index values. Actual and forecasted values based on the 1995 Manheim based index. Projections based on Moody's Baseline scenario
3 Figures in International Financial Reporting Standards ("IFRS")

28

29 One Transformation | Accelerating execution in US5 Simplification Retail & Administrative Costs2 2.0 1.7 0.3 0.7 (USD bn) 2022 Total Cost Inflation Simplification 2025 Total Costs 33% from simplification C/I ratio3 74% <45%Q1 2024: Launch of national deposit savings Process automation and redesign Retail products (#)1 c.314 <20 2022 2025 2022 2025 % Operations in Branch c.50 <15 Reduction & automation of high cost branch processes c.500 c.100 Cost-to serve4 c.205bps c.-20% 1 Excludes business lending products 2 Total expense for retail bank (SBNA) and administrative US support costs (Hold Co) 3 Efficiency ratio for retail bank 4 Non-interest expense assigned to retail deposit servicing (excluding marketing costs) based on $41bn of average retail consumer deposits in 2022 and c.3% compound annual growth rate target through 2025 5 Figures in International Financial Reporting Standards (“IFRS”)

30 1 At a Glance 2 Results 3 Capital & Liquidity Appendix Index 54 Santander Investor Day

31 Consumer Activities 1| Consumer and Business Banking YTD Ended December 31, 2022 2021 Total Consumer Activities ($ in 000's) Auto CBB Total Consumer Activities Auto CBB Total Consumer Activities Dollar Increase / (Decrease) Percentage Net interest income $ 4,041,002 $ 1,403,871 $ 5,444,873 $ 4,335,818 $ 1,300,240 $ 5,636,058 $ (191,185) -3.4% Non-interest income 2,779,138 300,983 3,080,121 3,412,388 325,103 3,737,491 (657,370) -17.6% Credit losses expense / (benefit) 1,730,062 216,600 1,946,662 (118,670) 29,339 (89,331) 2,035,993 2279.2% Total expenses 3,294,863 1,548,098 4,842,961 3,464,615 1,590,148 5,054,763 (211,802) -4.2% Income/(loss) before income taxes $ 1,795,215 $ (59,844) $ 1,735,371 $ 4,402,261 $ 5,856 $ 4,408,117 $ (2,672,746) -60.6% Total assets 62,645,083 13,107,982 75,753,065 63,061,949 12,561,672 75,623,621 129,444 0.2%

32 Commercial Activities YTD Ended December 31, 2022 2021 Total Commercial Activities ($ in 000's) C&I CRE Total Commercial Activities C&I CRE Total Commercial Activities Dollar Increase / (Decrease) Percentage Net interest income $ 311,808 $ 357,676 $ 669,484 $ 291,550 $ 341,362 $ 632,912 $ 36,572 5.8% Non-interest income 69,328 38,190 107,518 69,742 42,933 112,675 (5,157) -4.6% Credit losses expense / (benefit) 47,821 7,321 55,142 (78,402) (7,186) (85,588) 140,730 164.4% Total expenses 258,178 120,752 378,930 252,769 113,474 366,243 12,687 3.5% Income/(loss) before income taxes $ 75,137 $ 267,793 $ 342,930 $ 186,925 $ 278,007 $ 464,932 $ (122,002) -26.2% Total assets 6,345,307 20,546,103 26,891,410 6,915,480 17,379,967 24,295,447 2,595,963 10.7%

33 CIB CIB YTD Ended December 31, YTD Change ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income $ 178,435 $ 107,568 $ 70,867 65.9% Non-interest income 237,000 246,141 (9,141) -3.7% Credit losses expense / (benefit) 19,652 (27,641) 47,293 171.1% Total expenses 459,145 278,733 180,412 64.7% Income/(loss) before income taxes $ (63,362) $ 102,617 $ (165,979) -161.7% Total assets 30,478,602 16,016,527 14,462,075 90.3%

34 Wealth Management Wealth Management YTD Ended December 31, YTD Change ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income $ 177,627 $ 95,014 $ 82,613 86.9% Non-interest income 258,939 255,200 3,739 1.5% Credit losses expense / (benefit) - (351) 351 100.0% Total expenses 244,863 223,831 21,032 9.4% Income/(loss) before income taxes $ 191,703 $ 126,734 $ 64,969 51.3% Total assets 7,854,953 8,051,489 (196,536) -2.4%

35 Other * Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and SHUSA's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses. Other Year-To-Date Ended December 31, YTD Change ($ in 000's) 2022 2021 Dollar Increase / (Decrease) Percentage Net interest income $ (295,956) $ (282,031) $ (13,925) -4.9% Non-interest income 45,685 100,680 (54,995) -54.6% Credit losses expense / (benefit) (2,639) (4,438) 1,799 40.5% Total expenses 210,880 220,597 (9,717) -4.4% Income/(loss) before income taxes $ (458,512) $ (397,510) $ (61,002) -15.3% Total assets 27,216,290 35,834,147 (8,617,857) -24.0%

36 SHUSA: Quarterly Trended Statement Of Operations ($ in Millions) 4Q21 1Q22 2Q22 3Q22 4Q22 Interest income 1,758$ 1,722$ 1,908$ 2,238$ 2,554$ Interest expense (253) (242) (375) (639) (992) Net interest income 1,505$ 1,480$ 1,533$ 1,599$ 1,562$ Fees & other income 1,018 967 939 934 871 Other non interest income (1)$ 14 11 (19)$ 12 Net revenue 2,522$ 2,461$ 2,483$ 2,514$ 2,445$ General, administrative, and other expenses (1,605) (1,466) (1,533) (1,574) (1,563) Credit loss (expense) / benefit (14) (217) (404) (636) (761) Income before taxes 903$ 778$ 546$ 304$ 121$ Income tax (expense)/benefit (198) (162) (107) (76) 2 Net income 705 616 439 228 123 Less: Net income attributable to NCI 135 - - - - Net income attributable to SHUSA 570 616 439 228 123 4Q21 1Q22 2Q22 3Q22 4Q22 NIM 4.6% 4.5% 4.3% 4.5% 4.4%

37 SHUSA: Non-GAAP Reconciliations ($ in Millions) 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 SHUSA pre-tax pre-provision income Pre-tax income, as reported 1,539$ 1,084$ 903$ 778$ 546$ 304$ 121$ (Release of)/provision for credit losses (317) 20 14 217 404 636 761 Pre-tax pre-provision Income 1,222 1,104 917 995 950 940 882 CET1 to risk-weighted assets CET1 capital 19,895$ 20,573$ 21,068$ 20,576$ 19,565$ 18,025$ 16,256$ Risk-weighted assets 113,295 112,068 111,820 111,181 115,655 118,818 123,031 Ratio 17.6% 18.4% 18.8% 18.5% 16.9% 15.2% 13.2% Tier 1 leverage Tier 1 capital 21,868$ 22,631$ 23,175$ 20,921$ 19,910$ 18,370$ 17,101$ Avg total assets, leverage capital purposes 148,072 152,058 154,429 154,305 168,042 165,054 167,686 Ratio 14.8% 14.9% 15.0% 13.6% 11.8% 11.1% 10.2% Tier 1 risk-based Tier 1 capital 21,868$ 22,631$ 23,175$ 20,921$ 19,910$ 18,370$ 17,101$ Risk-weighted assets 113,295 112,068 111,820 111,181 115,655 118,818 123,031 Ratio 19.3% 20.2% 20.7% 18.8% 17.2% 15.5% 13.9% Total risk-based Risk-based capital 23,446$ 24,192$ 25,333$ 22,848$ 21,896$ 20,396$ 19,607$ Risk-weighted assets 113,295 112,068 111,820 111,181 115,655 118,818 123,031 Ratio 20.7% 21.6% 22.7% 20.6% 18.9% 17.2% 15.9%

38 SC DELINQUENCY AND LOSS SC Recovery Rates1 (% of Gross Loss) Net Charge-off Rates2 Late stage delinquencies increased 140 bps YoY Gross charge-off rate increased 460 bps YoY SC’s Q3 recovery rate of 53% continues to normalize Net charge-off rate increased 340 bps YoY Early stage delinquencies increased 200 bps YoY Delinquencies and charge-offs continue to normalizeDelinquency Ratios: 30-59 Days Delinquent, RICs, Held For Investment (“HFI”) 1 Recovery rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI Delinquency Ratios: >59 Days Delinquent, RICs, HFI Gross Charge-off Rates 19.2% 20.2% 17.3% 15.5% 11.1% 6.8% 9.9% 9.7% 6.6% 7.7% 9.6% 10.4% 9.5% 12.5% 14.2% 46.3% 47.3% 52.2% 50.1% 45.7% 91.4% 64.2% 69.1% 114.9% 74.4% 65.7% 67.8% 69.1% 55.2% 53.0% 11.4% 11.0% 9.7% 8.3% 4.3% 5.0% 6.0% 4.4% 5.5% 6.8% 7.4% 7.3% 8.0% 8.3% 9.4% 6.3% 6.0% 5.1% 4.6% 2.4% 2.4% 3.1% 2.2% 2.4% 3.3% 4.1% 3.4% 4.1% 4.6% 5.5% 10.3% 10.6% 8.3% 7.7% 6.0% 0.6% 3.5% 3.0% -1.0% 2.0% 3.3% 3.4% 2.9% 5.6% 6.7% Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 4Q 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022

Thank You. Our purpose is to help people and businesses prosper. Our culture is based on believing that everything we do should be: